EQUI-VEST® GWBL Rollover Annuity

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Summary Prospectus for New Investors

May 1, 2024

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH161822. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The EQUI-VEST® GWBL Rollover Annuity contracts are variable deferred annuity contracts offered as nonqualified annuity contracts for after-tax contributions and individual retirement annuity contracts. This Summary Prospectus only describes EQUI-VEST® GWBL Rollover Annuity. The contracts provide for the accumulation of retirement savings and for guaranteed payments from those savings. The contracts offer death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options listed in Appendix “Portfolio Companies available under the contract” or in our guaranteed interest option (“investment options”).

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total account value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefits, you may no longer be able to increase your guaranteed benefits.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important information you should consider about the contract

FEES AND EXPENSES
Transaction Charges

You may be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or when you transfer between investment options in excess a certain number).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page of your contract for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract(1)	1.00%	1.00%
Investment options (Portfolio fees and expenses)(2)	0.96%	1.13%
Guaranteed benefits(3)	1.00%	1.00%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2023 and could change from year to year.

(3)  Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assume that you do not take withdrawals from the contract or make any other transactions.

Lowest Annual Cost $2,595	Highest Annual Cost $2,724

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract and Portfolio fees and expenses

•   Least expensive combination of benefits

•   No sales charge

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of benefits (Guaranteed Withdrawal Benefit for Life) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in the Prospectus.

RISKS
Risk of Loss	The contract is subject to the risk of loss. You could lose some or all of your account value. For additional information about the risk of loss see “Principal risks of investing in the contract”.
Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. Withdrawals may be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” in the prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “What are your investment options under the contract?” and “Portfolios of the Trust” in “Purchasing the contract” in the prospectus. See also Appendix “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed Withdrawal Benefit for Life. The general obligations and the Guaranteed Withdrawal Benefit for Life under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

For more information see “About Separate Account A” in “More information” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trust” in “Purchasing the Contract” in the prospectus.

Optional Benefits

At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If we exercise our right to discontinue the acceptance of, and/or place additional limitations on contributions to the contract and/or contributions and/or transfers to any of the variable investment options, you may no longer be able to fund your guaranteed benefit.

Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the prospectus.

Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the Guaranteed Withdrawal Benefit for Life feature during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides portability of amounts invested in such guaranteed benefits in the event a plan participant has a distributable event under the terms of the employer’s plan and either wants to or needs to leave the employer’s plan. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Guaranteed Withdrawal Benefit for Life;

•	Variable investment options; and

•	Maximum payment plan or the Customized payment plan.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, and offers various payout options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to income taxes and a tax penalty if you are younger than 59 1⁄2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits.

Death Benefit

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value.

Living Benefit

A living benefit called the Guaranteed Withdrawal Benefit for Life (“GWBL”) is included with the contract for an additional charge. The GWBL is a benefit that guarantees, subject to certain restrictions, annual lifetime payments. The minimum guarantee provided by this benefit may never come into effect.

Maximum payment plan or the Customized payment plan

You may elect either the Maximum payment plan or the Customized payment plan at any time after you are eligible to start taking Guaranteed Annual Withdrawal Amount payments at no additional charge. Our Maximum payment plan provides for the withdrawal of the Guaranteed Annual Withdrawal Amount in scheduled payments. Our Customized payment plan provides you with the option of electing to take a fixed dollar amount withdrawal not to exceed the Guaranteed Annual Withdrawal Amount, which will be subtracted from your account value.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this prospectus. Not every contract we issue, including some described in this prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the our annuity contracts.

You should work with your financial professional to decide whether the GWBL is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefit

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Living Benefits

This living benefit is available the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
The Guaranteed Withdrawal Benefit for Life (“GWBL”)	Guarantees allows for withdrawals that you can take from your account value beginning at age 65 or later.	Standard	1.00%	1.00%	• Excess withdrawals or withdrawals prior to age 65 could significantly reduce or terminate benefit

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract.

There is no minimum or maximum contribution amount required in order to purchase the EQUI-VEST® GWBL Rollover Annuity contract.

Minimum initial and subsequent contribution amounts

While there is no minimum initial contribution required, we do require that you have established a minimum of $1,000 in guaranteed annual payments under your Prior Contract.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that If you have a guaranteed benefit and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit. This means that if you have already funded your guaranteed benefit, you may no longer be able to increase your guaranteed benefit.

When initial and subsequent contributions are credited

Initial Contribution

Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

Generally, no subsequent contribution can be made.

Additional limitations on contributions to the contract

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our right to discontinue acceptance of contributions. Please see the “How you can contribute to your contract” in “Purchasing the Contract” to the prospectus for detailed information. You can obtain the prospectus by calling the number or accessing the website noted on the first page of this summary prospectus.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to withdraw your account value before annuity payments begin. Depending on your type of contract, you may generally take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. You may also surrender your contract to receive its cash value at any time. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to income taxes and a tax penalty. Withdrawals may also reduce (possibly on a greater than a pro rata basis) or terminate any optional guaranteed benefits. Surrenders also may be subject to income taxes and a tax penalty if you are younger than 59 ½.

Please see “Accessing your money” in the prospectus for more information on the ways you may withdraw your account value.

How withdrawals are taken from your account value

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the investment options.

If you elect to take partial withdrawals, you should monitor your withdrawals to ensure that you do not exceed your Guaranteed Annual Withdrawal Amount in any contract year and cause an Excess withdrawal. Early and Excess withdrawals may significantly reduce or eliminate the value of the EQUI-VEST® GWBL Rollover Annuity contract. See “Effect of Early and Excess withdrawals” in “Benefits available under the contract” in the prospectus.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include payment of the remaining account value following the owner’s death, payment of any amount you withdraw, payment of the account value (upon surrender), and applying proceeds upon annuitization.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in the prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

Transaction Expenses
Sales Load Imposed on Purchases	None
Transfer Fee	None
Third Party Transfer or Exchange Fee(1)	$65
Special Service Charges(2)	$90

(1)	This charge will never exceed 2% of the amount disbursed or transferred. We may discontinue these services at any time.
(2)

Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. The maximum charge for each service is $90. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses).

Annual Contract Expenses
Annual Administrative Charge(1)	$65
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)	1.00%
Optional Benefits Expenses
Guaranteed Withdrawal Benefit for Life charge (2)	1.00%

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is equal to the lesser of $30 or 2% of your total account value plus any amount previously withdrawn during the contract year. If the contract is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year. We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any EQUI-VEST® GWBL Rollover Annuity contract having an account value that, when combined with the account value of other EQUI-VEST® contracts owned by the same person, equals to or exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to contracts owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

(2)

Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered, or a death benefit is paid, on any date other than your contract date anniversary, we will deduct a pro rata portion of the charge for that year.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2023, and may fluctuate from year to year.

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.96%	1.13%
Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)**	0.95%	1.13%

*	“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses.
**

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2025 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2025.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as, the Guaranteed Withdrawal Benefit for Life (at its maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$3,287	$10,029	$17,005	$35,518	$3,287	$10,029	$17,005	$35,518

Appendix: Portfolio Companies available Under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH161822. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ — Equitable Investment Management Group, LLC (“EIMG”); AllianceBernstein L.P.	1.13%		12.96%	5.50%	4.15%
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.99%		13.22%	6.13%	4.53%
Asset Allocation	EQ/Conservative Growth Strategy† — EIMG	0.98%		11.55%	4.96%	3.73%
Asset Allocation	EQ/Conservative Strategy† — EIMG	0.95%	^	8.23%	2.61%	2.11%
Asset Allocation	EQ/Moderate Growth Strategy† — EIMG	1.01%		14.86%	7.31%	5.34%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trust” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trust” for more information regarding volatility management.

EQUI-VEST® GWBL Rollover Annuity

Issued by

Equitable Financial Life Insurance Company

This summary prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (“SAI”) that include additional information about EQUI-VEST® GWBL Rollover Annuity, the Company and Separate Account A. The prospectus and SAI, each dated May 1, 2024, are incorporated by reference into this summary prospectus. The prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH161822.

Class/Contract Identifier: C000126323